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                                                       Deutsche Asset Management

Lifecycle Short Range Fund -- Investment Class, Lifecycle Mid Range Fund -- Investment Class and Lifecycle Long Range Fund -- Investment Class

Supplement dated June 25, 2001 (Replacing Supplement dated April 30, 2001) to Prospectus dated June 30, 2000

The prospectus is supplemented to reflect a change in the Funds' investment adviser from Bankers Trust Company (`Bankers Trust') to Deutsche Asset Management, Inc. (`DeAM, Inc.') on April 30, 2001. All references in the prospectus to Bankers Trust, in its capacity as investment adviser, have now been changed to reflect DeAM, Inc. as the investment adviser. The change in investment adviser does not involve a change in either the portfolio managers who have primary responsibility for the day-to-day management of the Funds or the fees payable under the investment advisory agreement.

The prospectus is also supplemented to reflect that the Fund's Investment Class shares are only available for purchase if you have a shareholder account set up with a service agent such as a financial planner, investment adviser, broker-dealer or other financial institution. All references in the prospectus to establishing a shareholder account in the Fund's Investment Class shares through the Deutsche Asset Management Service Center, as well as any references to shareholder services performed by the Service Center for such account, are hereby omitted.

The following supplements the `Strategy' section:

The currency portion of each Fund's portfolio is generally designed to enhance returns during periods of relative US dollar weakness and to protect returns during periods of relative US dollar strength. Each Fund may take a position in a country's currency without owning securities within that market. This strategy can be used to enhance returns as well as to hedge.

The following supplements the `Principal Investments - Derivatives' section:

Each Fund may invest up to 25% of its total assets in the currencies of any of the following countries: Australia, Japan, Canada, U.K., US, Switzerland, Germany, France, Italy, Netherlands and Spain.

The following replaces the `Primary Risks - Currency Risk' section:

Currency Risk. Each Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign investments or the US dollar amount of income or gain received on these investments. We seek to minimize this risk by actively managing the currency exposure of each Fund. There is no guarantee that these currency management activities will work and they could cause losses to a Fund.


                                                        A Member of the
                                                        Deutsche Bank Group [/]
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The following replaces the `Management of the Funds - Investment Adviser'
section:

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (`DeAM, Inc.'), with headquarters at 130 Liberty Street, New York, New York 10006, acts as the Funds' investment adviser. As investment adviser, DeAM, Inc. makes the Funds' investment decisions. It buys and sells securities for the Funds and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. For its services as investment adviser, DeAM, Inc. receives a fee of 0.65% of the Fund's average daily net assets. This is the same fee that Bankers Trust, the previous investment adviser to the Fund, received for its services in the last fiscal year.

DeAM, Inc. provides a full range of investment advisory services to retail and institutional clients, and as of December 31, 2000 had total assets of approximately $16 billion under management.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The following replaces the `Dividends and Distributions' section:

If a Fund earns net investment income, its policy is to distribute to shareholders all or substantially all of that income quarterly. If a Fund recognizes net capital gains, its policy is to distribute to shareholders all or substantially all of that capital gain at least annually. A Fund also may pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

The following replaces the second chart in the `Tax Considerations' section:

TRANSACTION                   TAX STATUS

Your sale of shares           Generally, long-term
owned more than one year      capital gains or losses

Your sale of shares           Generally, short-term capital gains or losses;
owned for one year or less    losses subject to special rules

You must provide your social security number or other taxpayer identification number to a Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if a Fund is otherwise legally required to do so, it will withhold 31% `backup withholding' tax from your dividends, distributions, sales proceeds or any other payments to you.

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The following replaces the `Buying and Selling Fund Shares - Minimum Account
Investments' section:

Minimum Account Investments

Initial investment                                                                                       $2,000
Subsequent investments                                                                                   $  100
IRA account, initial investment                                                                          $1,000
Initial investment for shareholders of other Deutsche Asset Management Funds' Investment Class Shares    $  500

Automatic investing plan, initial investment                                                             $  250
      Bi-weekly or monthly plan subsequent investments                                                   $  100
      Quarterly plan subsequent investments                                                              $  250
   Semi-annual plan subsequent investments                                                               $  500
Minimum investment for qualified retirement plans (such as 401(k), pension or profit sharing plans)      $    0

Account balance:
   Non-retirement account                                                                                $  500
   IRA account                                                                                           $    0

Accounts opened through a service agent may have different minimum investment amounts. A Fund and its service providers reserve the right, from time to time in their discretion, to waive or reduce the investment minimum.

Shares of Lifecycle Short Range Fund and Lifecycle Mid Range Fund may be purchased without regard to the investment minimums by a Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

The following replaces the second sentence in the selling by mail section of the `Buying and Selling Fund Shares - Two Ways to Buy and Sell Shares in Your Account' section:

You must leave at least $500 invested in your non-retirement account to keep it open.

The following replaces the `Regular Investments' bullet under the `Buying and Selling Fund Shares - Special Shareholder Services' section:

 . Regular Investments: You can make regular investments automatically from your checking account bi-weekly, monthly, quarterly or semi-annually.


              Please Retain This Supplement for Future Reference

BT Investment Funds
SUPPLIFE (6/01)
CUSIPs: 055922827   055922835    055922843

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